Acquisitions And Other Transactions	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Acquisitions And Other Transactions
Acquisitions and Other Transactions

The Respiratory Delivery Platform
On December 23, 2011, Mylan completed its acquisition of the exclusive worldwide rights to develop, manufacture and commercialize a generic equivalent to GlaxoSmithKline’s Advair® Diskus and Seretide® Diskus incorporating Pfizer Inc.’s (“Pfizer’s”) proprietary dry powder inhaler delivery platform (the “Respiratory Delivery Platform”). As part of the agreement, Mylan will fund the remaining development and capital requirements to bring the products to market. In accordance with GAAP guidance regarding business combinations, the Company accounted for this transaction as a purchase of a business and utilized the purchase method of accounting. Under the purchase method of accounting, the assets acquired and liabilities assumed in the transaction were recorded at the date of acquisition at the estimate of their respective fair values.

The total purchase consideration was $348 million. This amount consisted of an initial cash payment of $22 million, approximately $4 million in assumed liabilities, and $322 million of contingent consideration. Pfizer is eligible to receive milestone payments, which are contingent upon the future product development achievements including regulatory approvals, market launches, sales targets and profitability. The $322 million of contingent consideration at the acquisition date represented the net present value of expected milestone and profit sharing payments. The purchase price allocation, including the valuation of the contingent payment elements of the purchase price, resulted in IPR&D of $338 million, fixed assets of $8 million and goodwill of $2 million.

The amount allocated to acquired IPR&D represented an estimate of the fair value of purchased in-process technology that, as of the closing date of the acquisition, had not reached technological feasibility and had no alternative future use. The fair value of IPR&D was based on the excess earnings method, which utilizes forecasts of expected net cash inflows (including estimates for ongoing costs) and other contributory charges. A discount rate of 12.5% was utilized to discount net cash inflows to present values.

The project is in the early stages of development, and the expected costs to complete are estimated to be significant. The project is not expected to begin generating a material benefit to the Company until after 2016. There can be no certainty that these assets ultimately will yield a successful product. Failure to successfully complete this project would have a material impact on the IPR&D assets related to it. Additionally, no assurances can be given that the underlying assumptions used to prepare the discounted cash flow analysis will not change in future periods.

Bioniche Pharma
On September 7, 2010, the Company completed the acquisition of 100% of the outstanding equity in Bioniche Pharma Holdings Limited (“Bioniche Pharma”), a privately held, global injectable pharmaceutical company. The Company financed the transaction using a combination of cash on hand and long-term borrowings. In accordance with the GAAP guidance regarding business combinations, the Company used the purchase method of accounting to account for this transaction. Under the purchase method of accounting, the assets acquired and liabilities assumed in the transaction were recorded at the date of acquisition at their respective fair values.

Bioniche Pharma manufactures and sells a diverse portfolio of injectable products across several therapeutic areas for the hospital setting, including analgesics/anesthetics, orthopedics, oncology, and urology, with most of the company’s sales made to customers in the U.S.

The purchase price of $543.7 million has been allocated to the assets acquired and liabilities assumed for the Bioniche Pharma business as of the acquisition date as follows:

(In thousands)
Current assets (excluding inventories)	$41,680
Inventories	28,500
Property, plant and equipment, net	16,211
Identified intangible assets	186,000
In-process research and development	143,000
Goodwill	207,390
Total assets acquired	622,781
Current liabilities	(37,389)
Deferred tax liabilities	(36,910)
Other non-current liabilities	(4,746)
Net assets acquired	$543,736

All acquired IPR&D projects are in various stages of completion. There are risks and uncertainties associated with the timely and successful completion of the projects included in IPR&D, and no assurances can be given that the underlying assumptions used to estimate the fair value of IPR&D will not change or the timely completion of each project to commercial success will occur. Refer to Note 5, “Goodwill and Intangible Assets,” for information regarding the Company’s annual impairment review of these IPR&D assets.

The identified intangible assets of $186.0 million are comprised of product rights and licenses that have a weighted average useful life of approximately eight years. The goodwill of $207.4 million arising from the acquisition consisted largely of the value of the employee workforce and the value of products to be developed in the future. All of the goodwill was assigned to Mylan’s Generics Segment. None of the goodwill recognized is expected to be deductible for income tax purposes.

Acquisition costs of approximately $13 million were expensed during the year ended December 31, 2010.

Pro Forma Financial Results
The operating results of Bioniche Pharma have been included in Mylan’s Consolidated Statements of Operations since September 7, 2010. Revenues and earnings from the acquisition date through December 31, 2010 were not material to the consolidated financial statements. The following table presents supplemental unaudited pro forma information as if the acquisition of Bioniche Pharma had occurred on January 1, 2009. This summary of the unaudited pro forma results of operations is not necessarily indicative of what Mylan’s results of operations would have been had Bioniche Pharma been acquired on January 1, 2009 and may not be indicative of future performance.

The unaudited pro forma financial information for the period below includes the following charges directly attributable to the accounting for the acquisition: amortization of the step-up of the fair value of inventory of $12.0 million and acquisition costs of $12.7 million were removed for the year ended 2010 and included for the year ended December 31, 2009 and amortization of intangibles of $24.6 million for the years ended December 31, 2010 and 2009. In addition, the unaudited pro forma financial information for the periods presented includes the effects of certain additional borrowings used to purchase Bioniche Pharma as if they occurred on January 1, 2009.

Year Ended December 31, 2010
(In thousands, except per share amounts)	(Unaudited)
Total revenues	$5,561,801
Net earnings attributable to Mylan Inc. before preferred dividends	355,626
Preferred dividends	121,535
Net earnings attributable to Mylan Inc. common shareholders	$234,091
Earnings per common share attributable to Mylan Inc. common shareholders
Basic	$0.72
Diluted	$0.71
Weighted average common shares outstanding:
Basic	324,453
Diluted	328,979

Other Transactions
On August 22, 2012, the Company and Pfizer Japan Inc. (“Pfizer Japan”) announced a definitive agreement to establish an exclusive long-term strategic collaboration to develop, manufacture, distribute and market generic drugs in Japan. Under the agreement, the Company and Pfizer Japan will continue to operate separate legal entities in Japan, but will collaborate on current and future generic products, sharing the costs and profits resulting from the collaboration. The Company’s responsibilities primarily consist of managing operations, including research and development and manufacturing. Pfizer Japan’s responsibilities under the agreement primarily consist of the commercialization of the combined generics portfolio and managing a combined marketing and sales effort. The collaboration became operational on January 1, 2013.

During 2011, the Company completed two additional business acquisitions for total purchase consideration of approximately $165 million. The total combined purchase consideration of the two acquisitions included initial cash payments of $59 million and approximately $106 million in assumed liabilities. The preliminary purchase price allocations, including the valuation of the contingent payment elements of the purchase price, resulted in intangible assets of $130 million, IPR&D of $30 million and fixed assets of $5 million. The impact on our results of operations since the acquisition dates was not material.